Exhibit to Sub-Item 77Q3 of Form N-
SAR
(i) Based on their evaluation of
registrant's disclosure controls
and procedures (as defined in rule
30a-2(c) under the Investment
Company Act of 1940 (17 CFR
270.30a-2(c)) as of February 26,
2003, registrant's principal
executive officer and principal
financial officer found
registrant's disclosure controls
and procedures to be appropriately
designed to ensure that information
required to be disclosed by
registrant in the reports that it
files under the Securities Exchange
Act of 1934 (a) is accumulated and
communicated to registrant's
management, including its principal
executive officer and principal
financial officer, to allow timely
decisions regarding required
disclosure, and (b) is recorded,
processed, summarized and reported,
within the time periods specified
in the rules and forms adopted by
the U.S. Securities and Exchange
Commission.
(ii) There have been no significant
changes in registrant's internal
controls or in other factors that
could significantly affect
registrant's internal controls
subsequent to the date of the most
recent evaluation as indicated,
including no significant
deficiencies or material weaknesses
that required corrective action.
(iii) See certification below

CERTIFICATIONS
I, William G. Papesh, certify that:
1. I have reviewed this report on
Form N-SAR of WM Variable Trust;
2. Based on my knowledge, this
report does not contain any untrue
statement of a material fact or
omit to state a material fact
necessary to make the statements
made, in light of the circumstances
under which such statements were
made, not misleading with respect
to the period covered by this
report;
3. Based on my knowledge, the
financial information included in
this report, and the financial
statements on which the financial
information is based, fairly
present in all material respects
the financial condition, results of
operations, changes in net assets,
and cash flows (if the financial
statements are required to include
a statement of cash flows) of the
registrant as of, and for, the
periods presented in this report;
4. The registrant's other
certifying officers and I are
responsible for establishing and
maintaining disclosure controls and
procedures (as defined in rule 30a-
2(c) under the Investment Company
Act) for the registrant and have:
a) designed such disclosure
controls and procedures to ensure
that material information relating
to the registrant, including its
consolidated subsidiaries, is made
known to us by others within those
entities, particularly during the
period in which this report is
being prepared;
b) evaluated the effectiveness of
the registrant's disclosure
controls and procedures as of a
date within 90 days prior to the
filing date of this report (the
"Evaluation Date"); and
c) presented in this report our
conclusions about the effectiveness
of the disclosure controls and
procedures based on our evaluation
as of the Evaluation Date;
5. The registrant's other
certifying officers and I have
disclosed, based on our most recent
evaluation, to the registrant's
auditors and the audit committee of
the registrant's board of directors
(or persons performing the
equivalent functions):
a) all significant deficiencies in
the design or operation of internal
controls which could adversely
affect the registrant's ability to
record, process, summarize, and
report financial data and have
identified for the registrant's
auditors any material weaknesses in
internal controls; and
b) any fraud, whether or not
material, that involves management
or other employees who have a
significant role in the
registrant's internal controls; and
6. The registrant's other
certifying officers and I have
indicated in this report whether or
not there were significant changes
in internal controls or in other
factors that could significantly
affect internal controls subsequent
to the date of our most recent
evaluation, including any
corrective actions with regard to
significant deficiencies and
material weaknesses.
Date: February 26, 2003
_______________________
/s/William G. Papesh
President and Chief Executive
Officer

CERTIFICATIONS
I, John T. West, certify that:
1. I have reviewed this report on
Form N-SAR of WM Variable Trust;
2. Based on my knowledge, this
report does not contain any untrue
statement of a material fact or
omit to state a material fact
necessary to make the statements
made, in light of the circumstances
under which such statements were
made, not misleading with respect
to the period covered by this
report;
3. Based on my knowledge, the
financial information included in
this report, and the financial
statements on which the financial
information is based, fairly
present in all material respects
the financial condition, results of
operations, changes in net assets,
and cash flows (if the financial
statements are required to include
a statement of cash flows) of the
registrant as of, and for, the
periods presented in this report;
4. The registrant's other
certifying officers and I are
responsible for establishing and
maintaining disclosure controls and
procedures (as defined in rule 30a-
2(c) under the Investment Company
Act) for the registrant and have:
a) designed such disclosure
controls and procedures to ensure
that material information relating
to the registrant, including its
consolidated subsidiaries, is made
known to us by others within those
entities, particularly during the
period in which this report is
being prepared;
b) evaluated the effectiveness of
the registrant's disclosure
controls and procedures as of a
date within 90 days prior to the
filing date of this report (the
"Evaluation Date"); and
c) presented in this report our
conclusions about the effectiveness
of the disclosure controls and
procedures based on our evaluation
as of the Evaluation Date;
5. The registrant's other
certifying officers and I have
disclosed, based on our most recent
evaluation, to the registrant's
auditors and the audit committee of
the registrant's board of directors
(or persons performing the
equivalent functions):
a) all significant deficiencies in
the design or operation of internal
controls which could adversely
affect the registrant's ability to
record, process, summarize, and
report financial data and have
identified for the registrant's
auditors any material weaknesses in
internal controls; and
b) any fraud, whether or not
material, that involves management
or other employees who have a
significant role in the
registrant's internal controls; and
6. The registrant's other
certifying officers and I have
indicated in this report whether or
not there were significant changes
in internal controls or in other
factors that could significantly
affect internal controls subsequent
to the date of our most recent
evaluation, including any
corrective actions with regard to
significant deficiencies and
material weaknesses.
Date: February 26, 2003
_______________________
/s/John T. West
Treasurer and Chief Financial
Officer